SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                              FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / /

     Pre-Effective Amendment No.                                 / /


     Post-Effective Amendment No.   13                           /X/

                                and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT          / /
OF 1940


     Amendment No.    14                                         /X/

              PC&J PRESERVATION FUND - File Nos. 2-95285 and 811-4204
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          (Exact Name of Registrant as Specified in Charter)

300 Old Post Office, 120 West Third Street, Dayton, Ohio       45402
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        (Address of Principal Executive Offices)            (Zip Code)

Registrant's Telephone Number, including Area Code:    513/223-0600
                                                      --------------
James M. Johnson, 300 Old Post Office, 120 West Third Street, Dayton,
Ohio 45402
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               (Name and Address of Agent for Service)

Copy to: Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A., 3500 Carew Tower, Cincinnati, Ohio 45202


Approximate Date of Proposed Public Offering:   April 1, 1996



It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to paragraph (b)
/X/ on March 31, 1996 pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)
/ / on (date) pursuant to paragraph (a) of Rule 485



The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Form 24F-2 with respect to the Registrant's fiscal year ended December 31, 1995 was filed with the Securities and Exchange Commission on February 23, 1996.





                        PC&J PRESERVATION FUND

                  Cross Reference Sheet Required By
             Rule 481(a) under the Securities Act of 1933

Part A of Form N-1A Item No.       Caption(s) in Prospectus

1 ...........................      Cover Page
2 ...........................      Fee Table
3 ...........................      Financial Highlights
4 ...........................      Organization And Operation Of The Fund
5 ...........................      Organization And Operation Of The  Fund
5A...........................      Organization and Operation of The Fund
6 ...........................      Description Of Shares And Taxes
7 ...........................      Determination Of Share Price, How To Invest
                                   In The Fund, Distribution Expense Plan
8 ...........................      How To Redeem Your Investment
9 ...........................      None

                                   Caption(s) in Statement
Part B of Form N-1A Item No.       Of Additional Information

10 ..........................      Cover Page
11 ..........................      Table Of Contents
12 ..........................      None
13 ..........................      Investment Objective And Policies
14 ..........................      Organization And Operation Of The Fund
15 ..........................      Organization And Operation Of The Fund
16 ..........................      Organization And Operation Of The Fund,
                                   Distribution Expense Plan
17 ..........................      Portfolio Transactions And Brokerage
                                   Allocation
18 ..........................      Description Of Shares And Taxes
19 ..........................      How To Invest In The Fund, Determination Of
                                   Share Price
20 ..........................      Description Of Shares And Taxes
21 ..........................      Not Applicable
22 ..........................      None
23 ..........................      Financial Statements


                                                            PROSPECTUS

                                                         April 1, 1996




                        PC&J PRESERVATION FUND

                            A No-Load Fund

                         300 Old Post Office
                        120 West Third Street
                          Dayton, Ohio 45402


Investment Adviser: Parker Carlson & Johnson, Inc.


                         INVESTMENT OBJECTIVE

The investment objective of PC&J Preservation Fund (the "Fund") is preservation of capital through investment in fixed-income obligations.


                          IMPORTANT FEATURES

                Investment for Preservation of Capital
              No Sales Commissions or Withdrawal Charges
                       Professional Management
                           Diversification



This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please retain this Prospectus for future reference. A Statement of Additional Information dated April 1, 1996 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. A copy of the Statement of Additional Information can be obtained at no charge by calling the Fund at 513-223-0600.




THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                             TABLE OF CONTENTS



FEE TABLE..........................................................

FINANCIAL HIGHLIGHTS...............................................

INVESTMENT OBJECTIVE AND POLICIES..................................

ORGANIZATION AND OPERATION OF THE FUND.............................

DISTRIBUTION EXPENSE PLAN..........................................

DESCRIPTION OF SHARES AND TAXES....................................

HOW TO INVEST IN THE FUND..........................................

HOW TO REDEEM YOUR INVESTMENT......................................

DETERMINATION OF SHARE PRICE.......................................

AUDITORS...........................................................

NEW ACCOUNT APPLICATION............................................

APPENDIX...........................................................




FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES


Maximum Sales Load Imposed on Purchases
(as a percentage of offering price)           0%

Maximum Sales Load Imposed on Reinvested
Dividends (as a percentage of offering
price)                                        0%

Deferred Sales Load (as a percentage
of original purchase price or redemption
proceeds, as applicable)                      0%

Redemption Fees (as a percentage of
amount redeemed, if applicable)               0%

Exchange Fee                                  0%


ANNUAL FUND OPERATING EXPENSES

(as a percentage of average net assets)

     Management Fees                       0.50%

     12B-1 Fees                               0%

     Other Expenses                        0.50%

     Total Fund Operating Expenses         1.00%

EXAMPLE                    1 Year   3 Years   5 Years   10 Years
-------                    ------   -------   -------   --------

You would pay the
following expenses on
a $1,000 investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time
period:                      $10       $32       $55       $123


The purpose of the above table is to assist a potential purchaser of the Fund's shares in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. See "ORGANIZATION AND OPERATION OF THE FUND" and "DISTRIBUTION EXPENSE PLAN" for a more complete discussion of the annual operating expenses of the Fund. The foregoing example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Under normal circumstances, such expenses will not exceed 1% of the Fund's average net assets.


FINANCIAL HIGHLIGHTS


The information contained in the table below is for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988, the nine month period ended December 31, 1987 and the year ended March 31, 1987. Such information has been derived from data contained in financial statements audited by Deloitte & Touche, LLP, independent certified public
accountants.   Such information should be read in conjunction with the
financial statements appearing in the Fund's Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge.



PC&J PRESERVATION FUND

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, 1993, 1992, 1991, 1990, AND 1988,
THE NINE MONTHS ENDED DECEMBER 31, 1987 AND
THE YEAR ENDED MARCH 31, 1987
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

Selected Data for Each Share          December    December    December    December    December
of Capital Stock Outstanding            1995        1994        1993        1992        1991
Throughout the Year
                                     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE - BEGINNING OF YEAR    $10.34      $11.31      $11.24      $11.43      $10.96

Income from investment operations:
   Net investment income                 0.59        0.70        0.67        0.82        0.80
   Net realized and unrealized
    gain(loss) on securities             0.98       (0.97)       0.28       (0.11)       0.57
                                     ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS         1.57       (0.27)       0.95        0.71        1.37


Less distributions:
   Dividends from net investment
    income                              (0.59)      (0.70)      (0.67)      (0.82)      (0.80)
   Distributions from net
    realized capital gains               0.00        0.00       (0.21)      (0.08)      (0.10)
                                     ----------  ----------  ----------  ----------  ----------
TOTAL DISTRIBUTIONS                     (0.59)      (0.70)      (0.88)      (0.90)      (0.90)

NET ASSET VALUE - END OF YEAR          $11.32      $10.34      $11.31      $11.24      $11.43


Total return                            15.18%      -2.39%       8.45%       6.21%      12.50%


RATIOS TO AVERAGE NET ASSETS
   Expenses                              1.00%       1.00%       1.00%       1.00%       1.00%
   Net Investment income                 5.56%       5.83%       5.87%       6.66%       7.04%

Net assets at end of year (000's)      $16,472     $14,261     $16,218     $13,997     $14,716

Portfolio turnover rate                 25.62%      30.03%      37.13%      26.10%      33.58%



Selected Data for Each Share          December    December    December    December     March
of Capital Stock Outstanding            1990        1989        1988        1987        1987
Throughout the Year
                                     ----------  ----------  ----------  ----------  ----------
NET ASSET VALUE - BEGINNING OF YEAR    $10.76      $10.48      $10.73      $10.92      $10.82

Income from investment operations:
   Net investment income                 0.79        0.87        0.80        0.51        0.61
   Net realized and unrealized
    gain(loss) on securities             0.21        0.31       (0.25)      (0.19)       0.10
                                     ----------  ----------  ----------  ----------  ----------
TOTAL FROM INVESTMENT OPERATIONS         1.00        1.18        0.55        0.32        0.71


Less distributions:
   Dividends from net investment
    income                              (0.79)      (0.87)      (0.80)      (0.51)      (0.61)
   Distributions from net
    realized capital gains              (0.01)      (0.03)       0.00        0.00        0.00
                                     ----------  ----------  ----------  ----------  ----------
TOTAL DISTRIBUTIONS                     (0.80)      (0.90)      (0.80)      (0.51)      (0.61)


NET ASSET VALUE - END OF YEAR          $10.96      $10.76      $10.48      $10.73      $10.92

Total return                             9.29%      11.26%       5.13%       2.93%       6.56%


RATIOS TO AVERAGE NET ASSETS
   Expenses                              1.00%       1.00%       1.00%       1.00%<F1>   1.00%
   Net Investment income                 7.44%       7.40%       6.81%       6.65%<F1>   6.84%

Net assets at end of year (000's)      $13,357     $11,152     $11,473     $10,250     $ 8,330


Portfolio turnover rate                 36.79%      19.31%      33.08%      14.03%<F1>   3.90%

<F1> Annualized

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See notes to financial statements appearing in the Fund's
Statement of Additional Information


INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is preservation of capital through
investment in fixed-income obligations.    This investment objective may be
changed without the affirmative vote of majority of the outstanding voting securities of the Fund.

The Fund seeks to achieve this objective by investing primarily in the following types of securities: (a) investment grade corporate obligations,
(b) obligations of the U.S. government or any of its agencies, (c) obligations (including certificates of deposit and bankers' acceptances) of major U.S. banks, (d) prime commercial paper, (e) mortgage-related securities, and
(f) such other securities as the Board of Trustees of the Fund believes are of comparable quality with those mentioned above.

The Fund expects to keep the dollar-weighted average maturity of its portfolio securities to less than ten years, although some individual securities may have maturities greater than ten years. For example, if twenty-five percent of the value of the Fund's portfolio securities mature in one year, two years, three years and four years, respectively, the dollar-weighted average maturity of the portfolio would be two and one-half years. The Fund will keep the dollar-weighted average maturity relatively short when the Adviser expects interest rates to rise and relatively long when the Adviser expects interest rates to decline. Dollar-weighted average maturity for these purposes means the dollar-weighted average of the face maturities of the portfolio securities, which may differ from their dollar-weighted average life.

The Fund follows specific guidelines in buying portfolio securities. Bankers' acceptances and certificates of deposit will only be purchased from major U.S. banks which at the date of investment have capital, surplus and undivided profits (as of the date of their most recently published annual financial statements) of $100,000,000 or more. Commercial paper must either be rated A-1, A-1+ or A-2 by Standard & Poor's Corporation ("S&P"), or Prime -1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"), or if unrated, it must be issued by companies which have a debt issue rated AAA, AA or A by SP, or Aaa, Aa, or A by Moody's. Corporate obligations generally must be investment grade (rated BBB or higher by S&P, or Baa or higher by Moody's, or if unrated, determined by the Adviser to be of comparable quality). To the extent the Fund invests in bonds rated BBB or Baa, which have some speculative characteristics and may have a weakened capacity to pay principal and interest in adverse economic conditions, the Fund will be subject to higher volatility. However, the Adviser would only invest up to 10% of its net assets in such bonds. For an explanation of the foregoing ratings by S&P and Moody's, see the Appendix to this Prospectus.

The Fund may also purchase mortgage-related securities, which represent interests in a pool of mortgages. These securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund will experience a loss if the security was acquired by the
Fund at a premium.   Prepayments may occur with greater frequency in periods
of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

The Fund may also invest in collateralized mortgage obligations ("CMOs"). CMOs are securities collateralized by mortgages or mortgage-related securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-related securities. In addition, in the event of a bankruptcy or other default of an entity who issued a CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses.

There can be no assurance that the Fund's investment objective will be obtained.

As a diversified company, at least 75% of the Fund's total assets must be invested in (a) securities limited in respect of any one issuer to an amount not greater than 5% of the value of the total assets of the Fund and not greater than 10% of the outstanding voting securities of such issuer,
(b) cash and cash items, (c) government securities, and (d) securities of other investment companies.

The Fund may invest all or a portion of its assets for temporary defensive purposes, in U.S. Treasury bills or other short-term interest bearing securities and in bank interest bearing checking accounts, including interest bearing checking accounts of the Custodian. Under normal circumstances, such short-term investments are expected to represent only a nominal portion of the Fund's total assets. Further, although the Fund is authorized to invest up to 5% of its total assets in repurchase agreements, restricted securities and securities of other investment companies, and borrow as a temporary measure for extraordinary or emergency purposes up to 5% of total assets and to secure such borrowing by pledge of Fund assets up to such amount, the Fund's Investment Adviser and Trustees presently do not expect to engage in such activity.

Although the Fund intends to diversify its investments, investment in the Fund generally will be subject to market risks associated with the change of market interest rates. An increase in market interest rates will generally reduce the value of the Fund's investments and a decline in market interest rates will generally increase the value of the Fund's investments. Also, while the Fund's portfolio securities are high grade, fixed-income obligations, they are subject to the ability of the issuer to make payment of principal and interest when due.

ORGANIZATION AND OPERATION OF THE FUND

The Fund is a diversified, open-end management investment company organized as an Ohio business trust on January 2, 1985. The responsibility for management of the Fund is vested in its Board of Trustees which, among other things, is empowered by the Fund's Declaration of Trust to elect officers of the Fund and contract with and provide for the compensation of agents, consultants and other professionals to assist and advise in such management.

The Fund has entered into an Investment Advisory Agreement ("Investment Advisory Agreement") with Parker Carlson & Johnson, Inc., 300 Old Post
Office , 120 West Third Street, Dayton, Ohio (the "Adviser") in which the Adviser has agreed to provide the Fund with continuous investment advice, including management of the Fund's portfolio securities. The Adviser was organized in 1982 and has been the only investment adviser of the Fund. Kathleen Carlson is primarily responsible for the day to day management of the Fund's portfolio and has been since the Fund's inception (April 30, 1985). Ms. Carlson has been Treasurer of the Adviser since September, 1982 and Treasurer and a Trustee of the Trust since its inception.

The Adviser is also the investment adviser to PC&J Performance Fund and to various individual, business and pension fund clients and is registered under the Investment Advisers Act of 1940. All officers of the Adviser are members of the Financial Analysts Federation, and Mr. Johnson and Mrs. Carlson are Chartered Financial Analysts.

As compensation for the investment advice, the Fund will pay the Adviser a monthly fee, accrued daily, based on an annual rate of .5% of the daily net asset value of the Fund.

The Fund has entered into a Management and Transfer Agent Agreement ("Management Agreement") with PC&J Service Corp., 300 Old Post Office,
120 West Third Street, Dayton, Ohio, ("Service Corp.") in which Service Corp. has agreed to manage the Fund's business affairs, exclusive of investment advice provided by Adviser, and to serve as its transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

These expenses include, but are not limited to, costs of furnishing documents to shareholders and regulatory agencies, registration and filing fees, legal, auditing, and custodian fees. Service Corp. pays the expenses of shareholders' and Trustees' meetings and any fees paid to Trustees who are not interested persons of the Adviser. Service Corp. was organized in October 1983, and its officers and directors are identical to those of Adviser.

As compensation for the overall management, transfer and dividend disbursing agent services and payment of the foregoing expenses, the Fund will pay Service Corp. a monthly fee, accrued daily, based on an annual rate of .5% of the daily net asset value of the Fund.

The Fund has appointed Star Bank, N.A., Cincinnati ("Custodian"), 425 Walnut Street, Cincinnati, Ohio 45202, as the Fund's custodian. In such capacity the Custodian will receive all new account applications in connection with initial purchases of the Fund's shares, will receive and credit to the account of the Fund all checks payable to the Fund and all wire transfers to the Fund. The Custodian will hold all portfolio securities and other assets owned by the Fund. Compensation for such services will be paid by Service Corp.

Performance Information for the Fund is contained in the Fund's annual report which will be made available upon request and without charge.

DISTRIBUTION EXPENSE PLAN

Certain of the foregoing expenses of the Fund payable by Adviser and Service Corp. are for activities associated with the sale of Fund shares. For example, Adviser and Service Corp. are responsible for the compensation of all employees and officers common to such organizations and the Fund. Also, Service Corp. is responsible for the costs of preparation and printing the Fund's registration statements and prospectuses and its registration and filing fees.

While the Fund does not believe that payments made to Adviser under the Investment Advisory Agreement and to Service Corp. under the Management Agreement indirectly are for activity primarily intended to result in the sale of Fund shares, the Fund and its shareholders have adopted a Distribution Expense Plan (the "Plan") authorizing payments under the Investment Advisory Agreement and Management Agreement which might be deemed to be primarily intended to result in the sale of Fund shares. No other payments are authorized under the Plan.

The Plan and any agreements related thereto may be terminated by, and any amendments increasing materially the amounts spent under the Plan must be approved by, the vote of a majority of the outstanding shares of the Fund.

DESCRIPTION OF SHARES AND TAXES

Ownership records of shares are maintained by the Fund's transfer agent, Service Corp., which confirms purchase and sale of shares and dividend and capital gain distributions. Certificates representing shares will not be issued.

Shareholders have equal voting rights on all matters submitted for shareholder vote. The Declaration of Trust limits the matters requiring a shareholder vote to the election or removal of Trustees, approval of certain contracts of the Fund such as the Investment Advisory Agreement with Adviser, approval of the termination or reorganization of the Fund and certain other matters described in such Declaration.

Dividends and distributions on shares shall be made with such frequency and in such amounts as the Trustees from time to time shall determine. Long-term capital gains normally will be distributed only once annually. Distributions will be made only in additional shares and not in cash. The tax consequences described in this section apply to dividends and distributions even though paid in additional shares and not in cash.

It is expected that the Trustees will distribute annually to shareholders all or substantially all of the Fund's net income and net realized capital gains. Distributed net income and distributed net realized short-term capital gains are taxable to investors for federal income tax purposes as ordinary income. Distributed net realized long-term capital gains are taxable to investors as long-term capital gains, even though long paid in additional shares and not in cash. Shareholders not subject to federal income tax on their income will not, of course, be required to pay federal income tax on any amounts distributed to them.

The Fund will inform shareholders of the amount and nature of such income and capital gains. Dividend and capital gain distributions may be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and about the tax effect of distributions and withdrawals from the Fund.

Holders of shares should direct all inquiries concerning the purchase or redemption of shares to the Fund. All other questions should be directed to Service Corp.

HOW TO INVEST IN THE FUND

You may purchase shares of the Fund on any business day the New York Stock Exchange is open. The minimum initial investment is $1,000 ($2,000 for tax deferred retirement plans). There is no required minimum subsequent investment. The purchase price for shares will be the net asset value per share next determined after the order is received. (See "Determination of Share Price".) There is no sales charge or commission.

The Fund reserves the right to refuse to sell to any person. If a purchaser's check is returned to the Custodian as uncollectible, the purchase order is subject to cancellation and the purchaser will be responsible for any loss incurred by the Fund.

INITIAL INVESTMENT BY MAIL

You may purchase shares of the Fund by mail, in at least the minimum amount, by submitting a check payable to the order of "PC&J Preservation Fund" and a completed and signed new account application, which accompanies this Prospectus (page 14), to the Custodian at the following address:
       PC&J - Lockbox Account
       Location 0614
       Cincinnati, Ohio 45264-0614

The Fund confirms with the Custodian, by telephone and on a daily basis as required, the receipt by the Custodian of the foregoing information, payment and properly completed new account application.

INITIAL INVESTMENTS BY WIRE

You may purchase shares of the Fund by wire, in at least the minimum amount, by (a) first completing and signing the new account application,
(b) telephoning (513-223-0600) the information contained in the new account application to the Fund, (c) mailing the completed and signed new account application to the Custodian at the address set forth in the preceding paragraph, and (d) instructing your bank to wire Federal Funds to the Custodian. Your bank may charge you a fee for sending such wire.

SUBSEQUENT INVESTMENTS

You may purchase additional shares of the Fund by (a) first providing the Fund, by mail or by telephone, the necessary information concerning the name of your account and its number and (b) thereafter providing the Custodian the necessary payment, which may be by check or by wire transfer, as described above.

EFFECTIVE DATE OF PURCHASE

The Fund confirms with the Custodian, by telephone and on a daily basis as required, the receipt by the Fund or the Custodian of the foregoing information, payment and properly completed new account application. The Fund will deem a purchase to be effective only after confirmation of the receipt of such information, payment and the proper completion of the new account application. The Fund's transfer agent, Service Corp., mails you confirmations of all investments and redemptions.

HOW TO REDEEM YOUR INVESTMENT

The Fund will redeem all or part of your shares without charge at the net asset value next determined after receipt by the Fund of your properly completed written request for redemption. Payment for shares of the Fund tendered for redemption is made within 7 days after tender in proper form. However, payment for redemptions of shares purchased by check will be effected only after the check has been collected, which normally occurs within fifteen days. The Fund further reserves the right to delay payment for the redemption of shares until such time as the Fund has received the properly completed new account application with respect to such shares.

Shares of the Fund may be redeemed on each day that the Fund is open for business by sending a written redemption request to the Fund. The written request must be signed by each shareholder, including each joint owner, exactly as the name appears on the Fund's account records. The redemption request must state the number or dollar amount of shares to be redeemed and your account number. For the protection of shareholders, additional documentation may be required from individuals, corporations, partnerships, executors, trustees and other fiduciaries.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to redeem all shares of any account on sixty days' written notice if the net asset value of the account, due to a redemption, is less than $5,000 ($1,000 for tax deferred retirement plans), or such other minimum amount as the Fund may determine from time to time. A shareholder may increase the value of his shares to the minimum amount within the sixty day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund. It is anticipated that the redemption provisions of the preceding sentence would be used only to preserve the tax status of a Fund or to close a Fund.

The Fund may suspend the right of redemption or may delay payment (a) during any period the New York Stock Exchange is closed other than for customary weekend and holiday closings, (b) when trading on the New York Stock Exchange is restricted, or an emergency exists (as determined by the rules and regulations of the Securities and Exchange Commission) so that disposal of the securities held in the Fund or determination of the net asset value of the Fund is not reasonably practicable, or (c) for such other periods as the Securities and Exchange Commission by order may permit for the protection of the Fund's shareholders.

DETERMINATION OF SHARE PRICE

On each day that the Fund is open for business, the net asset value of the shares is determined as of 5:30 P.M., Dayton, Ohio time. The Fund is open for business on each day the New York Stock Exchange is open for business and on any other day when there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value might be materially affected. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including estimated accrued expenses) by the total number of shares then outstanding.

Portfolio securities which are traded on United States stock exchanges are valued at the last sale price on such an exchange as of the close of business on the day the securities are being valued. If there is no such reported sales price, the securities are valued at the most recently reported sales price. Securities traded in the over-the-counter market are valued at the mean between the bid and asked prices as of the close of business on the day the securities are being valued. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund. The share price of the Fund will fluctuate with the value of its portfolio securities.

AUDITORS


The Fund has selected the firm of Deloitte & Touche, LLP as the independent certified public accountants for the Fund. Deloitte & Touche, LLP will be paid for its services by Service Corp.



                          PC&J PRESERVATION FUND

NEW ACCOUNT APPLICATION


INSTRUCTIONS: Complete Sections 1 through 4 where applicable. Please print or type. This application should be completed, signed and mailed to Star Bank, N.A., Cincinnati. If payment is by check or other negotiable instrument such check or other negotiable instrument payable to PC&J Preservation Fund should accompany the New Account Application. Refer to the Prospectus for more detailed information.


MAIL TO:   PC&J - Lockbox Account
           Location 0614
           Cincinnati, Ohio 45264-0614

------------------------------------------------------------------------------
1. REGISTRATION (Complete one section only)



                 ______________________________________    _______________
   INDIVIDUALS   First Name      Initial      Last Name    Social Security
      AND                                                       Number
   JOINT TENANTS
                 _________________________________________________________
                 Joint Owner (A Joint Tenancy with right of survivorship will be presumed, unless otherwise indicated)

                 ______________________________________    _______________
   GIFTS         Custodian's Name (Only one)               Minor's State
    TO                                                       of Residence
   MINORS
                 ______________________________________    _______________
                 Minor's Name (Only one)                   Minor's Social
                                                           Security Number

                 ______________________________________    _______________
   TRUSTS AND    Trust or Plan Name                        Tax Identifi-
   QUALIFIED                                               cation Number
   RETIREMENT
                 ______________________________________
                 Name of Trustee(s)

                 ______________________________________    _______________
   ORGANIZA-     Trust or Plan Name                        Tax Identifi-
   TIONS                                                   cation Number
-----------------------------------------------------------------------------

2. MAILING       ______________________________________    _______________
   ADDRESS       Street                                    Telephone Number

                 ______________________________________    _______________
                 City                          State       Zip Code

                 ______________________________________
                 Attention (if any)

------------------------------------------------------------------------------
3. INITIAL INVESTMENT (Complete one only)

   A. I am mailing    $___________ by check or other negotiable instrument
                        Amount

   B. I have arranged $----------- for wire transfer
                        Amount

to PC&J - Lockbox Account, Cincinnati at the address set forth above for the purchase of shares of PC&J Preservation Fund. the minimum initial purchase is $1,000 ($2,000 for tax deferred retirement plans).

------------------------------------------------------------------------------
4. SIGNATURES


   I have received and reviewed a copy of the Fund's Prospectus dated April 1, 1996 and understand that (a) certificates with respect to shares of the Fund will not be issued, and (b) dividends and capital gain distributions will be made only in additional shares of the Fund and not in cash.


   ___________________     ____________________________________________________
       Date                Signature (Individual, Custodian, Trustee or Other)
   ___________________     ____________________________________________________
       Date                Signature of Joint Owner (if any)

  ----------------------------------------------------------------------------



APPENDIX

Description of Standard & Poor's Corporation's ("S&P") commercial paper and corporate bond ratings:

                       Commercial Paper Ratings

A-1 -- Commercial paper rated A -1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong.

A-1+ -- Those issues determined to possess overwhelming safety characteristics are denoted A-1+.

A-2 -- Commercial paper rated A-2 by S&P indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1.


                             Debt Ratings

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Debt rate BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Description of Moody's Investors Service, Inc.'s ("Moody's) commercial paper and corporate bond ratings:

                       Commercial Paper Ratings

Prime-1 -   Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

Prime-2 -   Issuers rated Prime -2 (or related  supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree.
            Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be affected by external conditions. Ample alternative liquidity is maintained.

                             Debt Ratings

Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rate A possess many favoravle investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


                                                          PROSPECTUS

                                                         April 1, 1996



       PC&J
   PRESERVATION
       FUND





INVESTMENT ADVISER

Parker Carlson & Johnson, Inc.
300 Old Post Office
120 West Third Street
Dayton, Ohio 45402


MANAGER AND TRANSFER AGENT               PC&J
                                         PRESERVATION
PC&J Service Corp.                       FUND
300 Old Post Office
120 West Third Street
Dayton, Ohio 45402


AUDITORS


Deloitte & Touche, LLP
1700 Courthouse Plaza Northeast
Dayton, Ohio 45402



CUSTODIAN

Star Bank, N.A., Cincinnati
425 Walnut Street
Cincinnati, Ohio 45202


                 STATEMENT OF ADDITIONAL INFORMATION

                            April 1, 1996




                        PC&J PRESERVATION FUND

                            A No-Load Fund



                         300 Old Post Office
                        120 West Third Street
                          Dayton, Ohio 45402




          Investment Adviser: Parker Carlson & Johnson, Inc.
                           (the "Adviser")



                         INVESTMENT OBJECTIVE

The investment objective of PC&J Preservation Fund (the "Fund") is preservation of capital through investment in fixed-income obligations.



                          IMPORTANT FEATURES

                Investment for Preservation of Capital
              No Sales Commissions or Withdrawal Charges
                       Professional Management
                           Diversification





This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated April 1, 1996 (the "Prospectus") which is available upon request and without charge by calling the Fund at 513-223-0600. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus.






                              TABLE OF CONTENTS



INVESTMENT OBJECTIVE AND POLICIES..................................

     Fundamental...................................................
     Non-Fundamental...............................................
     State Restrictions............................................

ORGANIZATION AND OPERATION OF THE FUND.............................

     Principal Holders of Equity Securities........................
     Investment Adviser............................................
     Manager and Transfer Agent....................................
     Custodian.....................................................
     Auditors......................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION....................

DISTRIBUTION EXPENSE PLAN..........................................

DESCRIPTION OF SHARES AND TAXES....................................

HOW TO INVEST IN THE FUND..........................................

     Initial Investment By Mail....................................
     Initial Investments By Wire...................................
     Subsequent Investments........................................
     Effective Date of Purchase....................................

HOW TO REDEEM YOUR INVESTMENT......................................

DETERMINATION OF SHARE PRICE.......................................

FINANCIAL STATEMENTS...............................................



                               INVESTMENT OBJECTIVE AND POLICIES

FUNDAMENTAL

Information contained in the Prospectus under the heading "Investment Objective and Policies" is incorporated herein by reference. The investment limitations described below have been adopted by the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

     2.   SENIOR SECURITIES.  The Fund will not issue senior securities.
This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is (a) consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder, or interpretations of the Securities and Exchange Commission or its staff and (b) as described in the Prospectus and this Statement of Additional Information.

     3. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. REAL ESTATE. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities, or investing in companies which are engaged in the real estate business or have a significant portion of their assets in real estate (including real estate investment trusts).

     5. COMMODITIES. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

     6.   LOANS.  The Fund will not make loans to other persons, except
(a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. CONCENTRATION. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     With respect to the percentages adopted by the Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. It is the current position of the SEC staff that the provisions of this paragraph do not apply to a fund's borrowing policy (paragraph 1 above). As long as the SEC staff maintains that position, neither Fund will apply the provisions to its borrowing policy.

     Notwithstanding the concentration limitation in paragraph 7, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Fund, provided that if such merger, consolidation or acquisition results in any concentration prohibited by said paragraph 7, the Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitation imposed by said paragraph 7 above as of the date of consummation.

NON-FUNDAMENTAL

The following limitations have been adopted by the Fund and are Non-Fundamental.

     1. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2. MARGIN PURCHASES. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     3. OPTIONS. The Fund will not purchase or sell puts, calls, options or straddles except as described in the Prospectus and this Statement of Additional Information.

     4. SHORT SALES. The Fund will not effect short sales of securities unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short.

     5. ILLIQUID INVESTMENTS. The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

STATE RESTRICTIONS

     To comply with the current blue sky regulations of the State of Ohio, the Fund presently intends to observe the following restrictions, which may be changed by the Board of Trustees without shareholder approval.

     The Fund will not purchase or retain securities of any issuer if the Trustees and officers of the Fund or of the Adviser, who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own beneficially more than 5% of such securities. The Fund will not purchase securities issued by other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than customary broker's commission or except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition. The Fund will not borrow (other than by entering into reverse repurchase agreements), pledge, mortgage or hypothecate more than one-third of its total assets. In addition, the Fund will engage in borrowing (other than reverse repurchase agreements) only for emergency or extraordinary purposes and not for leverage. The Fund will not invest more than 15% of its total assets in securities of issuers which, together with any predecessors, have a record of less than three years continuous operation or securities of issuers which are restricted as to disposition. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of any issuer to be held by the Fund.


ORGANIZATION AND OPERATION OF THE FUND

Information contained in the Prospectus under the heading "Organization and Operation of the Fund" is incorporated herein by reference. The names of the executive officers and Trustees of the Fund are shown in the table below. Each Trustee who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, is indicated by an asterisk.


                                Position Held  Principal Occupation(s)
Name, Address and Age             With Fund    During Past Five Years
-------------------------       -------------  -----------------------


*Leslie O. Parker III <F1>      President and  Since September, 1982,
300 Old Post Office             Trustee        President of Adviser
120 West Third Street
Dayton, Ohio  45402
Age:  56



*Kathleen A. Carlson, CFA <F1>  Treasurer and  Since September, 1982,
300 Old Post Office             Trustee        Treasurer of Adviser
120 West Third Street
Dayton, Ohio  45402
Age:  40



*James M. Johnson, CFA <F1>     Secretary and  Since September, 1982,
300 Old Post Office             Trustee        Secretary of Adviser
120 West Third Street
Dayton, Ohio  45402
Age:  43



Donald N. Lorenz                Trustee        Since December, 1980,
367 West Second Street                         Vice President-Finance
Dayton, Ohio  45402                            and Treasurer, Price
Age:  61                                       Brothers Company (con-
                                               crete pipe products)



Thomas H. Rodgers               Trustee        Since July, 1986, Vice
World Headquarters Blvd.                       President-General Counsel
Troy, Ohio  45373                              and Secretary, Premark
Age:  51                                       International, Inc. Food
                                               Equipment Group


_________________________

<F1> Each of these individuals serves as a director of the Adviser.

Each of the foregoing Trustees also is a Trustee of PC&J Performance Fund.


As of March 1, 1996, all Trustees and officers of the Fund as a group owned less than 1% of the outstanding shares of the Fund.



The compensation paid to the Trustees of the Fund for the year ended December 31, 1995 is set forth in the following table:




                                   Pension or   Estimated  Total
                                   Retirement   Annual     Compensa-
                        Aggregate  Accrued As   Benefits   tion From
                        Compensa-  Part of      Upon       Fund
                        tion From  Fund         Retire-    Complex
         Name           Fund       Expenses     ment


Leslie O. Parker, III       $0          $0         $0         $0

Kathleen A. Carlson         $0          $0         $0         $0

James M. Johnson            $0          $0         $0         $0

Donald N. Lorenz           $300         $0         $0        $600

Thomas H. Rodgers          $300         $0         $0        $600




The Fund and PC&J Performance Fund are the two investment companies in the PC&J Mutual Funds complex. They have identical Boards of Trustees, and Board and committee meetings of both Funds are held at the same time. Although the fees paid to Trustees are expenses of the Funds, Service Corp. makes the actual payment pursuant to its management agreements with the Funds, which obligate Service Corp. to pay all of the operating expenses of the Funds (with limited exceptions).


PRINCIPAL HOLDERS OF EQUITY SECURITIES


The following table sets forth each person or group known to the Fund to be the record and beneficial owner of five percent (5%) or more of the Fund's shares as of March 31, 1996:



Title of            Name and Address of                Percent of
 Class         Record and Beneficial Owner             Ownership


Shares of      VAC Distribution Co. Pension Trust        5.24%
Beneficial     P.O. Box 276
Interest       West Carrollton, Ohio  45449



Shares of      Thermoseal Pension Trust                  6.60%
Beneficial     2350 Campbell Road
Interest       Sidney, Ohio  45365



Shares of      Riverside Pediatrics Pension Trust        5.99%
Beneficial     2559 Tremont Road
Interest       Columbus, Ohio  43221



INVESTMENT ADVISER

Information contained in the Prospectus under the heading "Organization and Operation of the Fund" is incorporated herein by reference.


The Fund's President, Treasurer and Secretary are the President, Treasurer and Secretary, respectively, of Adviser and own in the aggregate a controlling interest in Adviser.


For the Fund's fiscal years ended December 31, 1993, 1994 and 1995, the Adviser was paid $76,168, $77,284 and $73,147 respectively, under the Investment Advisory Agreement.


The Adviser and Service Corp., as manager, jointly and severally have agreed to reimburse the Fund (up to the amount of the respective fee received by Adviser or Service Corp.) for the aggregate expenses of the Fund during any fiscal year which exceed the limits prescribed by any state in which the shares of the Fund are registered for sale. Currently, no such state expense limitations apply to the Fund.


MANAGER AND TRANSFER AGENT

Information contained in the Prospectus under the heading "Organization and Operation of the Fund" is incorporated herein by reference.


For the Fund's fiscal years ended December 31, 1993, 1994 and 1995, Service Corp. was paid $76,168, $77,284 and $73,146 respectively, under the Management Agreement.


Service Corp. has agreed to pay the Fund's organizational costs and to provide and pay the compensation for the Fund's officers and employees, to provide and pay for office space and facilities required for its operation and generally to provide and pay for the general administration and operation of the Fund, including its compliance obligations under state and federal laws and regulations (but excluding interest, taxes, brokerage and extraordinary expenses and fees payable under the Investment Advisory Agreement and Management Agreement, all of which are payable by the Fund).

CUSTODIAN

Information contained in the Prospectus under the heading "Organization and Operation of the Fund" is incorporated herein by reference.

AUDITORS

Information contained in the Prospectus under the heading "Auditors" is incorporated herein by reference.

The Auditors' principal business address is: 1700 Courthouse Plaza Northeast, Dayton, Ohio 45402.

It is expected that such independent public accountants will audit the annual financial statements of the Fund, assist in the preparation of the Fund's federal and state tax returns and review certain of the Fund's filings with the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the policies established by the Board of Trustees of the Fund, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best net results for the Fund taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulties of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, for the reasons stated in the prior sentence the Fund will not necessarily be paying the lowest commission or spread available.

The Adviser may consider (a) provision of research, statistical and other information to the Fund or to the Adviser, and (b) the occasional sale by a broker-dealer of Fund shares as factors in the selection of qualified broker-dealers who effect portfolio transactions for the Fund so long as the Adviser's ability to obtain the best net results for portfolio transactions of the Fund is not diminished. Such research services include supplemental research, securities and economic analyses, and statistical services and information with respect to the availability of securities or purchaser or seller of securities. Such research services may also be useful to the Adviser in connection with its services to other clients. Similarly, research services provided by brokers serving such other clients may be useful to the Adviser in connection with its services to the Fund. Although this information and the occasional sale by a broker-dealer of Fund shares is useful to the Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information and the occasional sale by a broker-dealer of Fund shares will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Investment Advisory Agreement. The Fund is not authorized to pay brokerage commissions which are in excess of those which another qualified broker would charge solely by reason of brokerage, research or occasional sales services provided.

To the extent that the Fund and other clients of the Adviser seek to acquire the same security at about the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client purchases or sells the same security on a given date, the purchases and sales will be allocated by the Adviser in a manner that is fair and equitable to all parties involved.


DISTRIBUTION EXPENSE PLAN

Information contained in the Prospectus under the heading "Distribution Expense Plan" is incorporated herein by reference.


DESCRIPTION OF SHARES AND TAXES

Information contained in the Prospectus under the heading "Description of Shares and Taxes" is incorporated herein by reference.

Shareholders have neither any preemptive rights to subscribe for additional shares nor any cumulative voting rights. In the event of a liquidation, shareholders of the Fund are entitled to receive the excess of the assets of theFund over the liabilities of the Fund in proportion to the shares of the Fundheld by them.

The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.


HOW TO INVEST IN THE FUND

Information contained in the Prospectus under the heading "How to Invest in the Fund" is incorporated herein by reference.

INITIAL INVESTMENT BY MAIL

Information contained in the Prospectus under the heading "How to Invest in the Fund - Initial Investments by Mail" is incorporated herein by reference.

INITIAL INVESTMENTS BY WIRE

Information contained in the Prospectus under the heading "How to Invest in the Fund - Initial Investments by Wire" is incorporated herein by reference.

SUBSEQUENT INVESTMENTS

Information contained in the Prospectus under the heading "How to Invest in the Fund - Subsequent Investments" is incorporated herein by reference.

EFFECTIVE DATE OF PURCHASE

Information contained in the Prospectus under the heading "How to Invest in the Fund - Effective Date of Purchase" is incorporated herein by reference.


HOW TO REDEEM YOUR INVESTMENT

Information contained in the Prospectus under the heading "How to Redeem Your Investment" is incorporated herein by reference.


DETERMINATION OF SHARE PRICE

Information contained in the Prospectus under the heading "Determination of Share Price" is incorporated herein by reference.

FINANCIAL STATEMENTS

[LOGO]



           INDEPENDENT AUDITORS' REPORT


           The Board of Trustees and Shareholders,
           PC&J Preservation Fund:

           We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the PC&J Preservation Fund as of December 31, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

           We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

           In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the PC&J Preservation Fund at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated years in conformity with generally accepted accounting principles.


           \S\ Deloitte & Touche, LLP


           January 22, 1996

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 1995

--------------------------------------------------------------------------------
                                      PERCENT    YEARS
                                       OF NET      TO     PRINCIPAL    MARKET
SECURITY (Note A)                      ASSETS   MATURITY   AMOUNT       VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS:

Maturity of 1 - 5 years:               42.3%

  U.S.Treasury Notes, 5.250%,
     due 07/98                                   2.50      500,000  $   500,156
  Federal Nat'l. Mortgage Assoc.
     Step Notes, 5.550%, due 10/98               2.75      750,000      745,845
  Federal Nat'l. Mortgage Assoc.
     Notes, 4.875%, due 10/98                    2.75    1,000,000      984,063
  Federal Home Loan Bank Notes,
     5.440%, due 12/98                           3.00      500,000      496,850
  Federal Nat'l Mortgage Assoc.
     Notes, 9.550%, due 03/99                    3.25    1,000,000    1,118,437
  U.S. Treasury Notes,
     7.000%, due 04/99                           3.25    1,500,000    1,575,938
  U.S. Treasury Notes,
     6.500%, due 04/99                           3.25    1,500,000    1,554,844
                                                                    ------------
                                                                      6,976,133

Maturity of 6 - 10 years:              31.7

  U.S. Treasury Notes,
     6.375%, due 08/02                           6.75    2,000,000    2,099,375
  U.S. Treasury Notes,
    5.875%, due 02/04                            8.00    1,000,000    1,020,312
  Federal Nat'l. Mortgage Assoc.
     Notes, 7.600%, due 04/04                    8.25      500,000      511,406
  U.S. Treasury Notes,
     7.250%, due 08/04                           8.75      500,000      556,094
  Federal Home Loan Mortgage Corp.
     Notes, 7.510%, due 08/05                    9.75    1,000,000    1,030,970
                                                                    ------------
                                                                      5,218,157

Maturity of more than 10 years -        7.2

  U.S. Treasury Bonds,
     8.750%, due 11/08                          12.75    1,000,000    1,190,000
                                      ------                        ------------

TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Cost $12,804,631)                   81.2%                        $13,384,290


See notes to financial statements.
--------------------------------------------------------------------------------
                                        Page 2

PC&J PRESERVATION FUND

SCHEDULE OF INVESTMENTS (Continued)
DECEMBER 31, 1995

--------------------------------------------------------------------------------
                                      PERCENT    YEARS
                                       OF NET      TO     PRINCIPAL    MARKET
SECURITY (Note A)                      ASSETS   MATURITY   AMOUNT       VALUE
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  FORWARD (Cost $12,804,631)           81.2%                        $13,384,290
                                      ------                        ------------

U.S. CORPORATE OBLIGATIONS:

Maturity of less than 1 year -          3.1

  Associated Corp. of NA Notes,
     8.800%, due 03/96                           0.25      500,000      502,490

Maturity of 1 - 5 years -               3.2

  Lehman Brothers Holding Inc.
     Notes, 5.750%, due 02/98                    2.25     525,000       523,215

Maturity of 6 - 10 years :              6.1

  American Express Credit Corp.
     Notes, 6.125%, due 11/01                    5.75     500,000       502,050
  Walt Disney Step Notes,
     7.500%, due 08/04                           8.75     500,000       510,000
                                      ------                        ------------
TOTAL U.S. CORPORATE OBLIGATIONS
  (Cost $1,988,030)                    12.4                           2,037,755
                                      ------                        ------------

TOTAL U.S. GOVERNMENT AND CORPORATE
OBLIGATIONS
  (Cost $14,792,661)                   93.6                          15,422,045

SHORT-TERM OBLIGATIONS
  (Cost $784,430)                       4.8                             784,430
                                      ------                        ------------
TOTAL INVESTMENTS
  (Cost $15,577,091)                   98.4%                        $16,206,475
                                      ======                        ============



See notes to financial statements.
--------------------------------------------------------------------------------
                                     Page 3

PC&J PRESERVATION FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at market value
     (Cost basis - $15,577,091) (Notes A & D)              $16,206,475
                                                           ------------
Receivables:
     Interest                                                  276,094
     Capital stock purchases                                     3,039
                                                           ------------
Total receivables                                              279,133
                                                           ------------


Total assets                                                16,485,608

LIABILITIES - Accrued expenses (Note B)                        (13,821)
                                                           ------------

NET ASSETS                                                 $16,471,787
                                                           ============



SHARES OUTSTANDING
     (Unlimited authorization - no par value) (Note C)       1,455,020

NET ASSET VALUE PER SHARE                                       $11.32
                                                           ============





NET ASSETS CONSIST OF:
     Paid in capital                                       $15,842,403
     Net unrealized appreciation                               629,384
                                                           ------------
     Net Assets                                            $16,471,787
                                                           ============




See notes to financial statements.
--------------------------------------------------------------------------------
                                     Page 4

PC&J PRESERVATION FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1995
--------------------------------------------------------------------------------

INVESTMENT INCOME - Interest (Note A):                     $   960,409
                                                           ------------

EXPENSES (Note B):
     Investment advisory fee                                    73,147
     Management fee                                             73,146
     Taxes                                                         357
                                                           ------------
Total expenses                                                 146,650
                                                           ------------

NET INVESTMENT INCOME                                          813,759
                                                           ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note D):
     Net realized gain on investments                           52,173
     Change in unrealized appreciation of investments        1,188,939
                                                           ------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS              1,241,112
                                                           ------------


NET INCREASE IN NET ASSETS FROM OPERATIONS                 $ 2,054,871
                                                           ============



See notes to financial statements.
--------------------------------------------------------------------------------
                                     Page 5

PC&J PRESERVATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994
--------------------------------------------------------------------------------

                                                               1995           1994
                                                           ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income                                    $   813,759   $   901,778
  Net realized gain (loss) on investments                       52,173       (49,421)
  Change in unrealized appreciation
    (depreciation) of investments                            1,188,939    (1,242,737)
                                                           ------------  ------------

Net increase (decrease) in net assets from operations        2,054,871      (390,380)

DIVIDENDS TO SHAREHOLDERS:
  Dividends from net investment income                        (816,140)     (899,398)
  Dividends from net realized gain on investments               (2,751)            0

CAPITAL STOCK TRANSACTIONS - Increase (decrease) in net
  assets resulting from capital share transactions (Note C)    974,772      (667,642)
                                                           ------------  ------------
Total increase (decrease) in net assets                      2,210,752    (1,957,420)
                                                           ------------  ------------

NET ASSETS:
  Beginning of year                                         14,261,035    16,218,455
                                                           ------------  ------------

  End of year                                              $16,471,787   $14,261,035
                                                           ============  ============



See notes to financial statements.
--------------------------------------------------------------------------------
                                     Page 6

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   PC&J Preservation Fund (the 'Fund') commenced operations on April 30, 1985, as a 'no-load, open-end, diversified'investment company. It is organized as an Ohio business trust and is registered under the Investment Company Act of 1940.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   (1) Security Valuations - Investments in securities traded on the over-the-counter market are valued at the average of the reported bid and ask prices. All other securities are valued using established procedures which involve approximating the yield-to-maturity of similar securities traded on a national exchange.

   (2) Federal Income Taxes - The Fund has elected to be treated as a regulated investment company and intends to comply with the requirements under Subchapter M of the Internal Revenue Code and to distribute all of its net investment income and realized gains on security transactions.Accordingly, no provision for federal income taxes has been made in the accompanying financial statements.

   (3) Other - Security transactions are accounted for on the date the securities are purchased or sold, (trade date). Realized gains and losses on sales are determined using the first-in first-out method. Dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued daily.

B. INVESTMENT ADVISORY AGREEMENT AND MANAGEMENT AGREEMENT

   The Fund has an investment advisory agreement with Parker, Carlson & Johnson, Inc. (the 'Advisor'), wherein the Fund pays the Advisor a monthly advisory fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Investment advisory fees were $73,147 for the year ended December 31, 1995.

   The Fund has a management agreement with PC&J Service Corp., (the 'Service Corp.'), wholly owned by the shareholders of the Advisor. The Fund pays Service Corp. for the overall management of the Fund's business affairs, exclusive of the services provided by the Advisor, and functions as the Fund's transfer and dividend disbursing agent. Service Corp. pays all expenses of the Fund (with certain exclusions) and is entitled to a monthly fee, accrued daily, based on an annual rate of one-half of one percent of the daily net assets of the Fund. Management fees were $73,146 for the year ended December 31, 1995.

   Certain officers and trustees of the Fund are officers and trustees, or both, of the Advisor and of Service Corp.





--------------------------------------------------------------------------------
                                     Page 7

PC&J PRESERVATION FUND

NOTES TO FINANCIAL STATEMENTS - (Concluded)

-------------------------------------------------------------------------------

C. CAPITAL STOCK TRANSACTIONS

                                       For the Year Ending     For the Year Ending
                                        December 31, 1995       December 31, 1994
                                     ----------------------- -----------------------
  Shares sold                          204,399  $ 2,304,454    130,906  $ 1,462,293
  Shares issued in reinvestment of
    dividends and capital gains
    distributions                       72,336      818,891     86,957      899,398
                                     ---------- ------------ ---------- ------------
                                       276,735    3,123,345    217,863    2,361,691
  Shares redeemed                     (200,290)  (2,148,573)  (273,888)  (3,029,333)
                                     ---------- ------------ ---------- ------------
Net increase (decrease)                 76,445      974,772    (56,025)    (667,642)
  Shares outstanding at beginning of
    year                             1,378,575   14,867,631  1,434,600   15,535,273
                                     ---------- ------------ ---------- ------------
Shares outstanding at end of year    1,455,020  $15,842,403  1,378,575  $14,867,631
                                     ========== ============ ========== ============

D. INVESTMENT TRANSACTIONS

   Securities purchased and sold (excluding short-term obligations) for the year ended December 31, 1995, aggregated $3,998,087 and $3,529,729, respectively.

   At December 31, 1995 gross unrealized appreciation on investments was $689,736 and gross unrealized depreciation on investments was $60,352 for a net unrealized appreciation of $629,384 for financial reporting and federal income tax purposes.

E. DISTRIBUTION EXPENSE

   The Fund's shareholders have adopted a Distribution Expense plan pursuant to Rule 12b-1 of the Investment Company Act of 1940. This Plan authorizes payments under the Investment Advisory Agreement and Management Agreement (See Note B) which might be deemed to be expenses primarily intended to result in the sale of Fund shares. No other payments are authorized under the Distribution Expense Plan.

--------------------------------------------------------------------------------
                                     Page 8

PC&J PRESERVATION FUND

FINANCIAL HIGHLIGHTS
FOR THE YEARS ENDED DECEMBER 31, 1995, 1994, 1993, 1992, AND 1991
--------------------------------------------------------------------------------

Selected Data for Each Share of
Capital Stock Outstanding
Throughout the Year                    1995     1994     1993     1992    1991
                                     -------- -------- -------- -------- --------
NET ASSET VALUE-BEGINNING OF YEAR     $10.34   $11.31   $11.24   $11.43   $10.96
                                     -------- -------- -------- -------- --------

Income from investment operations:
  Net investment income                 0.59     0.70     0.67     0.82     0.80
  Net realized and unrealized
   gain (loss) on securities            0.98    (0.97)    0.28    (0.11)    0.57
                                     -------- -------- -------- -------- --------
TOTAL FROM INVESTMENT OPERATIONS        1.57    (0.27)    0.95     0.71     1.37
                                     -------- -------- -------- -------- --------
Less dividends:
  From net investment income           (0.59)   (0.70)   (0.67)   (0.82)   (0.80)
  From net realized gain
   on investments                      (0.00)   (0.00)   (0.21)   (0.08)   (0.10)
                                     -------- -------- -------- -------- --------
TOTAL DIVIDENDS                        (0.59)   (0.70)   (0.88)   (0.90)   (0.90)

NET ASSET VALUE-END OF YEAR           $11.32   $10.34   $11.31   $11.24   $11.43
                                     ======== ======== ======== ======== ========



TOTAL RETURN                          15.18%   -2.39%    8.45%    6.21%   12.50%

RATIOS TO AVERAGE NET ASSETS
  Expenses                             1.00%    1.00%    1.00%    1.00%    1.00%
  Net investment income                5.56%    5.83%    5.87%    6.66%    7.04%

Portfolio turnover rate               25.62%   30.03%   37.13%   26.10%   33.58%

Net assets at end of year (000's)    $16,472  $14,261  $16,218  $13,997  $14,716

--------------------------------------------------------------------------------
                                     Page 9

                       PC&J PRESERVATION FUND


PART C.   OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements

               Included in Part A:


               Financial Highlights for the years ended December 31, 1995, 1994, 1993, 1992, 1991, 1990, 1989 and 1988, the nine months ended December 31, 1987 and the year ended March 31, 1987


               Included in Part B:

               Independent Auditors' Report


               Schedule of Investments at December 31, 1995



               Statement of Assets and Liabilities at December 31, 1995



               Statement of Operations for the year ended December 31, 1995



               Statement of Changes in Net Assets for the years ended December 31, 1995 and 1994


               Notes to Financial Statements


               Financial Highlights for years ended December 31, 1995, 1994, 1993, 1992, and 1991


     (b)  Exhibits

          (1) (i) Copy of Registrant's Declaration of Trust, which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

               (ii) Copy of Amendment No. 1 to Registrant's Declaration of
                    Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.


              (iii) Copy of Amendment No. 2 to Registrant's Declaration of
                    Trust, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 12, is hereby incorporated by reference.

          (2) (i) Copy of Registrant's By-Laws, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

               (ii) Copy of Amendment No. 1 to Registrant's By-Laws, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 11, is hereby incorporated by reference.

          (3)  Voting Trust Agreements - None.

          (4)  Specimen of Share Certificate - None.

          (5) (a) Copy of Registrant's Investment Advisory Agreement with its Adviser, Parker Carlson & Johnson, Inc., which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

               (b)  (i)  Copy of Registrant's Management and Transfer Agent
                         Agreement with PC&J Service Corp., which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

                    (ii) Copy of Amendment No. 1 to Registrant's Management and
                         Transfer Agent Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment
                         No. 11, is hereby incorporated by reference.

          (6) Underwriting or Distribution Contracts and Agreements with Principal Underwriters and Dealers - None.

          (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of Directors or Officers - None.

          (8) Copy of Registrant's Agreement with the Custodian, Star Bank, N.A., Cincinnati which was filed as an Exhibit to Registrant's Registration Statement, is hereby incorporated by reference.

          (9)  Other Material Contracts - None.


          (10) (i) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A., which was filed with the Registrant's Form 24F-2 for the fiscal year ended December 31, 1995, is hereby incorporated by reference.


               (ii) Opinion and Consent of Brown, Cummins & Brown Co., L.P.A.
                    is filed herewith.


          (11) Consent of Deloitte & Touche, LLP is filed herewith.


          (12) Financial Statements Omitted from Item 23 - None.

          (13) Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

          (14) Model Plan used in Establishment of any Retirement Plan - None.

          (15) Copy of Registrant's 12b-1 Distribution Expense Plan, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

          (16) Schedule for Computation of Each Performance Quotation - None.

          (17) (i) Power of Attorney for Registrant and Certificate with respect thereto are filed herewith.

               (ii) Power of Attorney for Trustees and Officers of Registrant
                    are filed herewith.

ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

          None.


ITEM 26.  NUMBER OF HOLDERS OF SECURITIES (AS OF MARCH 1, 1996)

     Title of Class                      Number of Record Holders

     Shares of beneficial interest                148


ITME 27.  INDEMNIFICATION

     (a) Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and Trustees as follows:

          SECTION 6.4  INDEMNIFICATION OF TRUSTEES, OFFICERS, ETC.   The Fund
          shall indemnify each of its Trustees and officers (including persons who serve at the Fund's request as directors, officers or trustees of another organization in which the Fund has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants'and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Fund or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Fund or its shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified is not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Fund as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a legal opinion.

          SECTION 6.5 ADVANCES OF EXPENSES. The Fund shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Fund shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

          SECTION 6.6 INDEMNIFICATION NOT EXCLUSIVE, ETC. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this Article VI shall affect any rights to indemnification to which personnel of the Fund, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Fund to purchase and maintain liability insurance on behalf of any such person.

          The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

     (b) The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and its Adviser, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Declaration of Trust of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Fund in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

          None.

ITEM 29.  PRINCIPAL UNDERWRITERS

          None.

ITEM 30.  LOCATION OF ACCOUNTS AND RECORDS

          Kathleen A. Carlson, 300 Old Post Office, 120 West Third Street, Dayton, Ohio 45402, has been charged with the responsibility of maintaining physical possession of each account, book or other document required to be maintained by Section 31(a) to the Investment Company Act of 1940 and the rules promulgated thereunder.

ITEM 31.  MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

          None.

ITEM 32.  UNDERTAKINGS

          (a)  Not Applicable.
          (b)  Not Applicable.
          (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.


                              SIGNATURES



Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Cincinnati, and State of Ohio on this 29th day of March, 1996.


                         PC&J PRESERVATION FUND


                         By:
                            DONALD S. MENDELSOHN, Attorney-In-Fact



Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the date indicated:



Signature                Capacity


Leslie O. Parker III  President, Trustee  )
                      and Principal       )
                      Executive           )
                      Officer             )
                                          )
Kathleen A. Carlson   Treasurer, Trustee, )
                      Principal Financial )
                      and Accounting      )
                      Officer             )

                                          )        By:______________________
                                          )        Donald S. Mendelsohn,
                                          )        Attorney-in-Fact
                                          )        March 29, 1996

James M. Johnson      Secretary and       )
                      Trustee             )
                                          )
                                          )
Donald N. Lorenz      Trustee             )
                                          )
Thomas H. Rodgers     Trustee             )


                            EXHIBIT INDEX




1.  Opinion of Brown, Cummins & Brown Co., L.P.A. ................ Ex-99.B10



2.  Consent of Deloitte & Touche, LLP............................. Ex-99.B11



3.  Power of Attorney for Registrant and Certificate ............. Ex-99.B17i



4.  Power of Attorney for Trustees and Officers of Registrant .... Ex-99.B17ii